Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)
	June 30,	December 31,
	2014	2013
	(Dollars in thousands)
Non-accrual loans	$17,219	$17,905
Loans 90 days or more past due and still accruing interest	124	-
Total non-performing loans	17,343	17,905
Other real estate and repossessed assets	18,121	18,282
Total non-performing assets	$35,464	$36,187

As a percent of Portfolio Loans
Non-performing loans	1.26%	1.30%
Allowance for loan losses	2.05	2.35
Non-performing assets to total assets	1.58	1.64
Allowance for loan losses as a percent of non-performing loans	162.58	180.54

(1)	Excludes loans classified as "trouble debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	June 30, 2014
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$31,678	$77,044		$108,722
Non-performing TDR's(1)	4,128	5,510	(2)	9,638
Total	$35,806	$82,554		$118,360

	December 31, 2013
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$35,134	$79,753		$114,887
Non-performing TDR's(1)	4,347	4,988	(2)	9,335
Total	$39,481	$84,741		$124,222

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Six months ended
	June 30,
	2014		2013
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$32,325	$508	$44,275	$598
Additions (deductions)
Provision for loan losses	(1,417)	-	(2,798)	-
Recoveries credited to allowance	3,959	-	5,409	-
Loans charged against the allowance	(6,670)	-	(10,100)	-
Additions (deductions) included in non-interest expense	-	15	-	29
Balance at end of period	$28,197	$523	$36,786	$627

Net loans charged against the allowance to average Portfolio Loans (annualized)	0.40%		0.68%

Capitalization

	June 30,	December 31,
	2014	2013
	(In thousands)
Subordinated debentures	$40,723	$40,723
Amount not qualifying as regulatory capital	(1,223)	(1,223)
Amount qualifying as regulatory capital	39,500	39,500
Shareholders’ equity
Common stock	351,791	351,173
Accumulated deficit	(102,532)	(110,347)
Accumulated other comprehensive loss	(6,298)	(9,245)
Total shareholders’ equity	242,961	231,581
Total capitalization	$282,461	$271,081

Non-Interest Income

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2014	2013
	(In thousands)
Service charges on deposit accounts	$3,532	$3,055	$3,583	$6,587	$6,989
Interchange income	2,067	1,941	1,933	4,008	3,690
Net gains (losses) on assets
Mortgage loans	1,505	1,144	3,208	2,649	6,845
Securities	54	112	107	166	191
Other than temporary impairment loss on securities
Total impairment loss	-	-	(26)	-	(26)
Loss recognized in other comprehensive income	-	-	-	-	-
Net impairment loss recognized in earnings	-	-	(26)	-	(26)
Mortgage loan servicing	193	264	1,654	457	2,276
Investment and insurance commissions	499	402	383	901	833
Bank owned life insurance	341	319	337	660	675
Title insurance fees	217	274	368	491	852
Decrease (increase) in fair value of U.S. Treasury warrant	-	-	20	-	(1,025)
Other	1,668	1,444	1,444	3,112	2,779
Total non-interest income	$10,076	$8,955	$13,011	$19,031	$24,079

Capitalized Mortgage Loan Servicing Rights

	Three months ended		Six months ended
	June 30,		June 30,
	2014	2013	2014	2013
	(In thousands)
Balance at beginning of period	$13,273	$11,590	$13,710	$11,013
Originated servicing rights capitalized	382	860	764	1,889
Amortization	(665)	(1,108)	(1,199)	(2,318)
Change in valuation allowance	(194)	1,695	(479)	2,453
Balance at end of period	$12,796	$13,037	$12,796	$13,037

Valuation allowance at end of period	$3,334	$3,634	$3,334	$3,634

Mortgage Loan Activity

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2014	2013
	(Dollars in thousands)
Mortgage loans originated	$65,430	$44,241	$121,054	$109,671	$249,786
Mortgage loans sold	46,965	47,118	112,873	94,083	243,329
Mortgage loans sold with servicing rights released	8,357	7,861	15,696	16,218	30,233
Net gains on the sale of mortgage loans	1,505	1,144	3,208	2,649	6,845
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	3.20%	2.43%	2.84%	2.82%	2.81%
Fair value adjustments included in the Loan Sales Margin	0.61	(0.14)	(0.13)	0.23	(0.46)

Non-Interest Expense

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,
	2014	2014	2013	2014	2013
	(In thousands)
Compensation	$8,439	$8,308	$8,346	$16,747	$16,551
Performance-based compensation	1,233	912	1,520	2,145	2,582
Payroll taxes and employee benefits	2,146	2,018	1,849	4,164	3,889
Compensation and employee benefits	11,818	11,238	11,715	23,056	23,022
Occupancy, net	2,153	2,483	2,147	4,636	4,571
Data processing	1,777	2,086	2,042	3,863	3,958
Loan and collection	1,427	1,465	1,702	2,892	3,928
Furniture, fixtures and equipment	1,053	1,069	1,088	2,122	2,120
Communications	711	789	730	1,500	1,510
Advertising	601	519	659	1,120	1,229
FDIC deposit insurance	422	417	711	839	1,341
Legal and professional fees	420	401	664	821	1,356
Interchange expense	342	402	418	744	828
Credit card and bank service fees	245	263	331	508	665
Supplies	258	239	244	497	494
Amortization of intangible assets	134	134	203	268	406
Vehicle service contract counterparty contingencies	73	68	3,127	141	3,254
Cost related to unfunded lending commitments	5	10	48	15	29
Provision for loss reimbursement on sold loans	15	(481)	356	(466)	1,019
Net (gains) losses on other real estate and repossessed assets	(38)	(87)	320	(125)	972
Other	1,144	1,385	1,237	2,529	2,513
Total non-interest expense	$22,560	$22,400	$27,742	$44,960	$53,215

Average Balances and Tax Equivalent Rates

	Three Months Ended
	June 30,
		2014			2013
	Average			Average
	Balance	Interest	Rate (3)	Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,373,429	$18,094	5.28%	$1,413,738	$20,243	5.74%
Tax-exempt loans (2)	5,092	80	6.30	5,684	92	6.49
Taxable securities	486,043	1,596	1.32	283,321	993	1.41
Tax-exempt securities (2)	42,849	439	4.11	27,053	369	5.47
Interest bearing cash and repurchase agreement	77,502	67	0.35	146,132	84	0.23
Other investments	23,414	261	4.47	21,481	240	4.48
Interest Earning Assets	2,008,329	20,537	4.10	1,897,409	22,021	4.65
Cash and due from banks	43,314			42,943
Other assets, net	186,342			140,288
Total Assets	$2,237,985			$2,080,640

Liabilities
Savings and interest-bearing checking	$963,662	266	0.11	$906,655	288	0.13
Time deposits	419,190	994	0.95	422,406	1,175	1.12
Other borrowings	56,503	559	3.97	67,771	876	5.18
Interest Bearing Liabilities	1,439,355	1,819	0.51	1,396,832	2,339	0.67
Non-interest bearing deposits	525,441			493,932
Other liabilities	33,568			39,685
Shareholders’ equity	239,621			150,191
Total liabilities and shareholders’ equity	$2,237,985			$2,080,640

Net Interest Income		$18,718			$19,682

Net Interest Income as a Percent of Average Interest Earning Assets			3.74%			4.16%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Average Balances and Tax Equivalent Rates

	Six Months Ended
	June 30,
		2014			2013
	Average			Average
	Balance	Interest	Rate (3)	Balance	Interest	Rate (3)
	(Dollars in thousands)
Assets (1)
Taxable loans	$1,371,274	$36,256	5.32%	$1,425,078	$40,892	5.77%
Tax-exempt loans (2)	5,142	162	6.35	5,783	186	6.49
Taxable securities	464,035	2,979	1.29	241,829	1,663	1.39
Tax-exempt securities (2)	41,941	838	4.03	25,635	731	5.75
Interest bearing cash and repurchase agreement	93,093	158	0.34	165,988	204	0.25
Other investments	23,416	593	5.11	21,161	452	4.31
Interest Earning Assets	1,998,901	40,986	4.13	1,885,474	44,128	4.71
Cash and due from banks	44,370			44,256
Other assets, net	187,290			140,942
Total Assets	$2,230,561			$2,070,672

Liabilities
Savings and interest-bearing checking	$955,026	529	0.11	$900,535	570	0.13
Time deposits	431,343	2,024	0.95	423,057	2,422	1.15
Other borrowings	55,422	1,071	3.90	67,786	1,741	5.18
Interest Bearing Liabilities	1,441,791	3,624	0.51	1,391,378	4,733	0.69
Non-interest bearing deposits	518,491			493,942
Other liabilities	32,944			40,340
Shareholders’ equity	237,335			145,012
Total liabilities and shareholders’ equity	$2,230,561			$2,070,672

Net Interest Income		$37,362			$39,395

Net Interest Income as a Percent of Average Interest Earning Assets			3.76%			4.20%

(1)	All domestic.
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(3)	Annualized

Commercial Loan Portfolio Analysis as of June 30, 2014

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-performing	Total

Land	$9,184	$1,625	$413	$2,038	22.2%
Land Development	12,709	7,322	274	7,596	59.8
Construction	12,057	936	-	936	7.8
Income Producing	242,032	15,932	1,454	17,386	7.2
Owner Occupied	202,442	18,696	2,034	20,730	10.2
Total Commercial Real Estate Loans	$478,424	$44,511	4,175	$48,686	10.2

Other Commercial Loans	$175,824	$12,398	932	$13,330	7.6
Total non-performing commercial loans			$5,107